Fees Summary	Dec. 04, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 42,900,000
Previously Paid Amount	0.00
Total Fee Amount	6,567.99
Total Offset Amount	0.00
Net Fee	$ 6,567.99